UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

United Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareowners to be held on April 25, 2016.

UNITED TECHNOLOGIES CORPORATION

UNITED TECHNOLOGIES CORPORATION
10 FARM SPRINGS ROAD
FARMINGTON, CT 06032

Meeting Information

Meeting Type:	Annual Meeting
For Shareowners as of:	February 29, 2016
Date: April 25, 2016	Time: 8:00 a.m. EDT
Location:	The Vinoy® Renaissance St. Petersburg
Palm Court Ballroom
501 5th Avenue NE
St. Petersburg, Florida 33701

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT AND NOTICE      ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page)
and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or EMAIL Copy:

If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY EMAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 11, 2016 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com or, from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Many Shareowner meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

1.	Election of Directors

	1a.	John V. Faraci	2.	Appointment of PricewaterhouseCoopers LLP to serve as Independent Auditor for 2016.

	1b.	Jean-Pierre Garnier	3.	Amendment to our Restated Certificate of Incorporation to eliminate cumulative voting for directors.

	1c.	Gregory J. Hayes	4.	An advisory vote to approve the compensation of our named executive officers.

	1d.	Edward A. Kangas

	1e.	Ellen J. Kullman

	1f.	Marshall O. Larsen

	1g.	Harold McGraw III

	1h.	Richard B. Myers

	1i.	Fredric G. Reynolds

	1j.	Brian C. Rogers

	1k.	H. Patrick Swygert

	1l.	André Villeneuve

	1m.	Christine Todd Whitman

Dear UBS Account Holder,

The following communication from United Technologies Corporation (“UTC”) is being provided to you at the request of UTC. Please be advised that the information and recommendations provided below are from UTC alone, and UBS Financial Services Inc. (“UBS”) expressly disclaims any and all responsibility and/or liability for the information and recommendations provided. UBS makes no representation concerning the accuracy or completeness of the information provided and takes no position with respect to the advisability of the recommendations made. Any questions or concerns should be addressed to UTC management.

United Technologies Corporation
Annual Meeting of Shareowners
April 25, 2016 at 8:00 a.m. EDT

Dear Fellow Shareowner,

The 2016 Annual Meeting of UTC Shareowners will be held on April 25, 2016.

YOUR VOTE IS VERY IMPORTANT. IF YOU HAVE NOT ALREADY DONE SO, WE URGE YOU TO SUBMIT VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH UBS AS SOON AS POSSIBLE.

The Board of Directors recommends that you vote FOR the election of each of the nominees for director and FOR Proposals 2, 3, and 4.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the shareowner material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

FURTHER INFORMATION CONCERNING THE FOLLOWING PROPOSALS IS INCLUDED IN UTC’S 2016 PROXY STATEMENT:

Proposal 1 - Election of Directors, Nominees:

01 John V. Faraci

02 Jean-Pierre Garnier

03 Gregory J. Hayes

04 Edward A. Kangas

05 Ellen J. Kullman

06 Marshall O. Larsen

07 Harold McGraw III

08 Richard B. Myers

09 Fredric G. Reynolds

10 Brian C. Rogers

11 H. Patrick Swygert

12 André Villeneuve

13 Christine Todd Whitman

Proposal 2 - Appointment of PricewaterhouseCoopers LLP to serve as Independent Auditor for 2016.

Proposal 3 - Amendment to our Restated Certificate of Incorporation to eliminate cumulative voting for directors.

Proposal 4 - An advisory vote to approve the compensation of our named executive officers.

We urge you to carefully review the additional information concerning these proposals that is provided in your Proxy Statement.

This reminder to vote has been sent in connection with your shares of UTC Common Stock held through UBS. If you also hold shares of UTC Common Stock through another account, you should receive a separate communication from the firm administering those holdings that explains how to vote those shares. For shares held through a bank or through another broker, shares registered directly in your name or shares held through the UTC Savings Plan, you should receive communications from Broadridge Financial Solutions, Inc.

UTC is an exceptional company and I’m confident our global scale, industry leading franchises and world-class technologies position us to deliver long term shareowner value. Of course, UTC’s performance relies on our incredibly talented and dedicated global workforce and I would like to thank you for your contributions to UTC’s success.

Gregory J. Hayes
President and Chief Executive Officer

This message has been forwarded to you by Broadridge Financial Services, Inc., on behalf of UBS and at the request of UTC, in connection with your holdings of UTC Common Stock through your account with UBS.

The UTC Annual Report for 2015 and the Proxy Statement for the 2016 Annual Meeting of Shareowners are available at the following link:
https://www.proxyvote.com/00123456789012345

Broadridge will receive and tabulate voting instructions and act as independent Inspectors of Election. VOTING IS CONFIDENTIAL, AS DESCRIBED IN UTC’S PROXY STATEMENT. TO SUBMIT YOUR VOTING INSTRUCTIONS FOR SHARES OF UTC COMMON STOCK HELD THROUGH UBS, PLEASE VISIT THE SECURE AND CONFIDENTIAL ONLINE VOTING SITE AT HTTPS://WWW.PROXYVOTE.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS. YOU WILL NEED YOUR CONFIDENTIAL VOTING CONTROL NUMBER PROVIDED ABOVE TO SUBMIT YOUR VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH YOUR BROKER.

USING YOUR VOTING CONTROL NUMBER PROVIDED ABOVE, YOU CAN ALSO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTIONS BY TELEPHONE BY CALLING 1-800-474-7485.

Please visit our website at
http://financialservicesinc.ubs.com/wealth/E-maildisclaimer.html for important disclosures and information about our e-mail policies. For your protection, please do not transmit orders or instructions by e-mail or include account numbers, Social Security numbers, credit card numbers, passwords, or other personal information.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.